UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 9, 2009

                             ONEIDA FINANCIAL CORP.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      000-25101               16-1561678
-----------------------------       -------------------      ------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


         182 Main Street, Oneida, New York          13421-1676
      ----------------------------------------      ----------
      (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (315) 363-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

                  On June 9, 2009 the Company entered into employment agreements with its President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Credit Officer. The agreements replace previous employment agreements in place with the named executives.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)               Financial Statements of businesses acquired. Not Applicable.

(b)               Pro forma financial information. Not Applicable.

(c) Attached as exhibits are the employment agreements between the Company and its President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Credit Officer.

                  The following Exhibit is attached as part of this report:

                  10.1      Employment Agreement between the Company and Michael
                            R. Kallet.

                  10.2 Employment Agreement between the Company and Eric E. Stickels.

                  10.3      Employment Agreement  between the Company and Thomas
                            H. Dixon.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ONEIDA FINANCIAL CORP.



DATE:  June 10, 2009                By:     /s/ Michael Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

10.1                Employment  Agreement  between  the  Company  and Michael R.
                    Kallet.

10.2                Employment   Agreement  between  the  Company  and  Eric  E.
                    Stickels.

10.3                Employment  Agreement  between  the  Company  and  Thomas H.
                    Dixon.